EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350



James Charuk, as Chief Executive Officer of SMI Products, Inc., a Nevada corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Quarterly Report of Form 10-QSB for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2002                    /s/ JAMES CHARUK
                                            __________________________
                                            James Charuk
                                            Chief Executive Officer
                                            SMI Products, Inc.